Dreyfus
Third Century
Fund, Inc.
Annual Report

May 31, 1997

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this annual report for The Dreyfus Third Century Fund, Inc. for the fiscal reporting period ended May 31, 1997. Over this 12-month period, your Fund produced a total return of 25.70%,* which compares with a total return of 29.42% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).**

Economic Review

    Will they or won't they? This year's cliffhanger each time the Federal Reserve Board (the Fed) Open Market Committee meets reflects a splintering of views on the need for monetary tightening between (1) those who point to a fundamentally strong economy operating with little slack, and (2) those who point to the absence of rising inflation. At issue is the business cycle, now in its seventh year of expansion, which may be vulnerable to renewed inflation. The alternative theory is that the business and inflation cycles have been eliminated by global capacity and the technology era. The benign economic environment has kept market interest rates within their range of the past 18 months, swaying with the fluctuations of short-term economic evidence.

    When the Fed tightened the Federal Funds rate 25 basis points in March, it was primarily because real Gross Domestic Product (GDP) in the first calendar quarter of 1997 was growing at a 5.8% annualized pace on the heels of 3.8% growth in the fourth quarter of 1996. However, by the Fed's May meeting, economic evidence indicated a slowing economy in March and April, allowing the Fed to stand pat. Could this be the long awaited slowdown? Evidence for the second quarter continues to portray a slower economy, although the pace of manufacturing activity seems to be quickening again.

    Faster economic growth since last fall has been accompanied by slower price inflation. Domestically, a stronger dollar this year is keeping down prices of many import-competing products. Additionally though, rising hourly wages are not translating into much wage inflation. Rather, they are frequently ascribed to well-earned productivity rewards, while employee benefit costs continue to be contained.

    The risk for corporate profits is probably more clear cut. The combination of weak pricing power and a tightening labor market would likely hurt profits in a sustained economic slowdown. Through the first quarter, however, profits continued to surprise on the upside, and we currently expect overall profits to post modest gains in 1997.

Market Overview

    Over the past 12 months the market has changed personalities several times as investors have been keeping one eye on the economy and the Fed, and the other on valuation and earnings of stocks. While pundits were alleging that the market had crossed over the irrational level with the valuation of large cap stocks, economists were slugging it out over "slow to moderate growth" versus "re-acceleration" of economic growth. Confusion resulted, and that combined with fears of a vigilant Fed along with the aforementioned factors, led to a sharp correction last July, when the various averages plunged anywhere from 6% on the S&P 500 to 10% on the NASDAQ. Since then the market has been on a sometimes turbulent but persistent uptrend, with a narrow group of big cap stocks leading the way. Alan Greenspan's implied threat of raising rates to counter what he calls "irrational exuberance" has not deterred the strong engine of money flow that continues to fuel the market. With economic growth healthy but moderate, inflation all but absent from the economy, and earnings growth weighing in at respectable levels for this time in the cycle, most naysayers are capitulating and trying to look back in history to figure out when the market has been so strong for so long.

    Nineteen ninety-seven got off to a good start as the market was fueled by typical annual asset allocation shifts by investors, payment of 1996 bonuses, and the trend of households continuing to invest for the future. Portfolio managers looked to 1996 laggards, and stocks with cheap relative valuations which were primarily in the cyclical area. Coming into 1997 the economy was beginning to show prospective signs of strength. This resulted in the market focusing on economically sensitive stocks, realizing that perhaps the profit picture for these companies had been declared dead too soon. Consumer growth companies also continued their reign as the market decided that large, liquid, stable, growing companies were still the best hedge against an uncertain economy. But what really influenced the market in the face of Mr. Greenspan's "irrational exuberance" comment was the fact that the economy (along with the financial markets) was showing some unnerving signs of strength. Housing data, labor market tightening, stronger than expected business spending, retail sales, and increasing consumer confidence levels due to low unemployment and strong financial market performance all led to the Fed increasing interest rates in March as a precautionary measure. This brought about a market setback in late March and early April which proved short-lived.

    However, since then the market slowly came to realize that the corporate profit picture, albeit in a slower growth mode, is still intact. And the economy, at least for now, does not appear to be in any imminent danger of inflation. May marked the fifth straight month of wholesale price index (PPI) decreases and the third straight month of declining retail sales.

Portfolio Focus

    The Fund's strongest return contributions came from the financial services, consumer staples and technology sectors. We continue to favor these areas on the secular themes of savings and investment, globalization and productivity. The Fund's performance during the period benefited from its holdings in Allstate, Aflac, Sunamerica, Colgate Palmolive, Gillette, Coca- Cola, Microsoft, BMC Software, and US Robotics. Each of these companies not only outperformed the market, but also outperformed their corresponding sectors. Each of these companies delivered robust earnings gains during the past 12 months and convinced Wall Street that the future was indeed bright for these companies.

    After a dismal performance in the first quarter of 1997, technology regained investors' attention to perform well during the second quarter of 1997. We currently intend to take profits in this area on strength but will remain slightly overweighted, as we continue to like the long-term picture for technology. Consumer staple stocks continue to attract interest because of the stability of their earnings, although many, we believe, are reaching full valuation. The financial stocks benefited from a rebound in the bond market as investors concluded that the Fed will leave rates unchanged for the near term as inflation is not prevalent in this economy. We currently remain overweighted in this group as we believe that company-specific fundamentals remain intact along with our belief that the long-term direction of interest rates is lower.

    The transportation and industrial sectors performed well during the period. However, our underweighting in these two sectors hurt performance. The portfolio was also hurt by the poor performance of stocks in the consumer cyclical sector, including Officemax Inc. and Viking Office Products.

Social Goals

    Social screening is part of the Fund's fundamental investment objective, and Fund management is continually involved in ensuring that portfolio holdings exhibit evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America based on the Fund's social criteria.. The Fund's strong performance relative to its Lipper peer group reveals, in the opinion of Fund management, that solid social screening and attractive financial returns are not incompatible. For example, we believe that companies with solid environmental policies and practices can exhibit more stable returns over the long run as they benefit from increased efficiencies and avoid potential costly liability settlements. In addition, companies that take their environmental responsibilities seriously realize that by reducing in-house waste and packaging costs, minimizing toxic releases, and increasing the use of recycling, they can generate substantial cost savings, and are able to foster better relations not only with the communities they operate in but with the public at large.

    We have positive news to report on a number of the Fund's core holdings. Sun Microsystems recently received the EPA's "Energy Star Office Equipment Partner of the Year Award" for promoting the importance of energy conservation throughout the company. Bank of America, one of the Fund's largest holdings for some time, has signed the Coalition for Environmentally Responsible Economies (CERES) principles. On the diversity front, two of the companies currently held in the Fund's portfolio, Avon and Allstate, won 1997 Catalyst Awards for initiatives that underscore their commitment to the promotion and advancement of women.

Outlook

    Currently, the outlook for the stock market appears to be positive. Lower interest rates, modest economic growth, no evident threat of inflation, and continued money flows into equity mutual funds bode well for the market. However, somewhat pricey valuations, whispers of potential re-accelerating economic growth and scattered earnings pre-announcements temper our enthusiasm in the short term. However, the overall fundamentals appear to be strong.

                         Sincerely,
                         Maceo K. Sloan                 Eric Steedman
                         Portfolio Manager              Portfolio Manager
                         NCM Capital Management         The Dreyfus Corporation
                            Group, Inc.

June 20, 1997
New York, N.Y.


 *Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

The Dreyfus Third Century Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments                                            May 31, 1997



Common Stocks--88.9%                                                                Shares              Value
----------------------------------------------------------------------------       --------       --------------

      Consumer Non-Durables--14.0%  Avon Products............................       150,000       $    9,562,500
                                    CPC International........................       110,000            9,460,000
                                    Clorox...................................       110,000           13,887,500
                                    Coca-Cola................................       194,800           13,295,100
                                    Colgate-Palmolive........................       280,000           17,360,000
                                    Gillette.................................       176,600           15,695,325
                                    Interstate Bakeries......................        90,000            4,837,500
                                    Jones Apparel Group...................(a)       130,000            6,093,750
                                    NIKE, Cl. B..............................        81,600            4,651,200
                                                                                                  --------------
                                                                                                      94,842,875
                                                                                                  --------------

           Consumer Services--6.3%  BET Holdings, Cl. A...................(a)        85,000            2,730,625
                                    CUC International.....................(a)       418,550            9,626,650
                                    Disney (Walt)............................       198,600           16,260,375
                                    Service Corp. International..............       400,000           14,100,000
                                                                                                  --------------
                                                                                                      42,717,650
                                                                                                  --------------

      Electronic Technology--10.7%  Cisco Systems.........................(a)       235,000           15,921,250
                                    EMC...................................(a)       214,100            8,537,237
                                    Intel....................................        75,000           11,362,500
                                    Linear Technology.....................(a)       170,000            8,521,250
                                    Seagate Technology....................(a)       150,000            6,093,750
                                    Sun Microsystems......................(a)       247,200            7,972,200
                                    3COM..................................(a)        86,300            4,185,550
                                    U.S. Robotics.........................(a)       120,000           10,080,000
                                                                                                  --------------
                                                                                                      72,673,737
                                                                                                  --------------

                    Finance--20.1%  AFLAC....................................       171,150            8,728,650
                                    Allstate.................................       213,070           15,687,278
                                    American International Group.............        74,700           10,112,512
                                    BANKBOSTON...............................       170,000           12,410,000
                                    BankAmerica..............................       115,000           13,440,625
                                    Chase Manhattan..........................        50,000            4,725,000
                                    Citicorp.................................        99,200           11,346,000
                                    Fannie Mae...............................       410,600           17,912,425
                                    Green Tree Financial.....................       366,800           12,838,000
                                    PNC Bank.................................       225,000            9,421,875
                                    Summit Bancorp...........................       133,000            6,566,875
                                    SunAmerica...............................       270,000           12,757,500
                                                                                                  --------------
                                                                                                     135,946,740
                                                                                                  --------------



The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1997



Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------------      --------        -------------

          Health Technology--14.2%  Amgen.................................(a)       200,600         $ 13,415,125
                                    Boston Scientific.....................(a)       100,000            5,337,500
                                    Bristol-Myers Squibb.....................       207,000           15,188,625
                                    Guidant..................................       150,000           11,643,750
                                    Johnson & Johnson........................       299,080           17,907,415
                                    Medtronic................................       219,600           16,250,400
                                    Merck & Co...............................       184,762           16,605,484
                                                                                                    ------------
                                                                                                      96,348,299
                                                                                                    ------------

         Industrial Services--3.6%  Global Marine.........................(a)       200,000            4,500,000
                                    Schlumberger.............................       122,210           14,558,266
                                    Seitel................................(a)       150,000            5,568,750
                                                                                                    ------------
                                                                                                      24,627,016
                                                                                                    ------------

          Process Industries--3.6%  Avery Dennison...........................       200,000            7,525,000
                                    Bemis....................................       300,600           12,024,000
                                    Fort Howard...........................(a)       102,600            4,713,187
                                                                                                    ------------
                                                                                                      24,262,187
                                                                                                    ------------

      Producer Manufacturing--2.0%  Dover....................................       235,800           13,499,550
                                                                                                    ------------

                Retail Trade--4.0%  Consolidated Stores...................(a)       141,250            5,402,812
                                    OfficeMax.............................(a)       400,000            5,550,000
                                    Sears, Roebuck & Co......................       238,700           11,726,137
                                    Viking Office Products................(a)       250,000            4,718,750
                                                                                                    ------------
                                                                                                      27,397,699
                                                                                                    ------------

         Technology Services--7.6%  BMC Software..........................(a)       327,120           17,705,375
                                    Computer Associates International........       188,425           10,316,269
                                    Microsoft.............................(a)        90,000           11,160,000
                                    Oracle................................(a)       260,500           12,145,812
                                                                                                    ------------
                                                                                                      51,327,456
                                                                                                    ------------

              Transportation--1.0%  Federal Express.......................(a)       125,640            6,580,395
                                                                                                    ------------

                   Utilities--1.8%  WorldCom..............................(a)       400,000           11,850,000
                                                                                                    ------------

                                    TOTAL COMMON STOCKS
                                      (cost $431,659,916)....................                       $602,073,604
                                                                                                    ------------
                                                                                                    ------------


The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1997






                                                                                  Principal
Short-Term Investments--6.9%                                                        Amount            Value
-----------------------------------------------------------------------------   -------------    ---------------

             U.S. Treasury Bills:   5.13%, 7/24/1997.........................   $ 1,261,000       $  1,252,097
                                    5.06%, 8/7/1997..........................     2,121,000          2,102,462
                                    4.98%, 8/21/1997.........................    43,537,000         43,068,107
                                                                                                  ------------
                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $46,401,685).....................                     $ 46,422,666
                                                                                                  ============


TOTAL INVESTMENTS (cost $478,061,601)........................................         95.8%       $648,496,270
                                                                                     ======       ============

CASH AND RECEIVABLES (NET)...................................................          4.2%       $ 28,587,912
                                                                                     ======       ============

NET ASSETS...................................................................        100.0%       $677,084,182
                                                                                     ======       ============



Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 May 31, 1997


                                                                                        Cost            Value
                                                                                     -------------    -------------
ASSETS:             Investments in securities--See Statement of Investments....      $478,061,601     $648,496,270
                    Cash.......................................................                         27,678,441
                    Receivable for shares of Common Stock subscribed...........                          1,018,871
                    Dividends  receivable......................................                            499,236
                    Prepaid expenses...........................................                             64,834
                                                                                                      ------------
                                                                                                       677,757,652
                                                                                                      ------------

LIABILITIES:        Due to The Dreyfus Corporation and affiliates..............                            437,618
                    Payable for shares of Common Stock redeemed................                             27,625
                    Accrued expenses...........................................                            208,227
                                                                                                      ------------
                                                                                                           673,470
                                                                                                      ------------

NET ASSETS.....................................................................                       $677,084,182
                                                                                                      ============

REPRESENTED BY:     Paid-in capital............................................                       $477,876,791
                    Accumulated undistributed investment  income--net..........                            917,401
                    Accumulated net realized gain (loss) on investments........                         27,855,321
                    Accumulated net unrealized appreciation (depreciation)
                          on investments--Note 4...............................                        170,434,669
                                                                                                      ------------

NET ASSETS.....................................................................                       $677,084,182
                                                                                                      ============

SHARES OUTSTANDING

(150 million shares of $.33 1/3 par value Common Stock authorized).............                         67,611,406

NET ASSET VALUE, offering and redemption price per share.......................                             $10.01
                                                                                                            ======






                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                 Year Ended  May 31, 1997



INVESTMENT INCOME

INCOME:                       Cash dividends...................................                $  5,201,271
                              Interest ........................................                   1,534,525
                                                                                               ------------
                                   Total Income................................                               $ 6,735,796



EXPENSES:                     Management fee--Note 3(a)........................                   4,045,691
                              Shareholder servicing costs--Note 3(b)...........                   1,133,683
                              Professional fees................................                      97,242
                              Registration fees................................                      73,435
                              Prospectus and shareholders' reports.............                      67,592
                              Directors' fees and expenses--Note 3(c)..........                      42,827
                              Custodian fees--Note 3(b)........................                      42,287
                              Interest--Note 2.................................                       7,510
                              Loan commitment fees--Note 2.....................                       3,856
                              Miscellaneous....................................                      18,348
                                                                                               ------------
                                   Total Expenses..............................                                 5,532,471
                                                                                                             ------------

INVESTMENT INCOME--NET.........................................................                                 1,203,325



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments .........                $ 62,677,975
                              Net unrealized appreciation (depreciation) on
                                investments....................................                  66,809,492
                                                                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                               129,487,467
                                                                                                             ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                              $130,690,792
                                                                                                             ============




                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                       Year Ended May 31, 1997


                                                                                         Year Ended       Year Ended
                                                                                        May 31, 1997     May 31, 1996
                                                                                      ----------------  --------------

OPERATIONS:

  Investment income--net..................................................                $   1,203,325  $   1,507,162
  Net realized gain (loss) on investments.................................                   62,677,975     62,835,662
  Net unrealized appreciation (depreciation) on investments...............                   66,809,492     54,728,281
                                                                                         --------------  -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                  130,690,792    119,071,105
                                                                                         --------------  -------------

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net..................................................                   (1,059,465)    (2,113,842)
  Net realized gain on investments........................................                  (73,897,734)   (27,118,179)
                                                                                         --------------  -------------
      Total Dividends.....................................................                  (74,957,199)   (29,232,021)
                                                                                         --------------  -------------


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold...........................................                1,044,680,240    347,500,025
  Dividends reinvested....................................................                   72,507,283     27,798,267
  Cost of shares redeemed.................................................                 (969,289,077)  (360,518,670)
                                                                                         --------------  -------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                  147,898,446     14,779,622
                                                                                         --------------  -------------
        Total Increase (Decrease) in Net Assets...........................                  203,632,039    104,618,706


NET ASSETS:

  Beginning of Period.....................................................                  473,452,143    368,833,437
                                                                                         --------------  -------------
  End of Period...........................................................               $  677,084,182   $473,452,143
                                                                                         --------------  -------------
                                                                                         --------------  -------------
Undistributed investment income--net......................................               $      917,401   $    773,541
                                                                                         --------------  -------------

                                                                                             Shares          Shares
                                                                                         --------------  -------------
CAPITAL SHARE TRANSACTIONS:

  Shares sold.............................................................                  109,951,947     40,415,926
  Shares issued for dividends reinvested..................................                    8,277,087      3,419,227
  Shares redeemed.........................................................                 (101,819,266)   (42,120,754)
                                                                                         --------------  -------------
      Net Increase (Decrease) in Shares Outstanding.......................                   16,409,768      1,714,399
                                                                                         --------------  -------------
                                                                                         --------------  -------------



                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                 Year Ended May 31,
                                                               -------------------------------------------------------
PER SHARE DATA:                                                  1997        1996       1995        1994        1993
                                                              ----------  ---------- ----------  ----------   ---------

   Net asset value, beginning of period..............            $ 9.25      $ 7.45     $ 7.80      $ 8.48      $ 7.80
                                                                 ------      ------     ------      ------      ------
   Investment Operations:

   Investment income--net............................               .02         .03        .07         .05         .04
   Net realized and unrealized gain (loss)
     on investments..................................              2.16        2.39        .65        (.08)        .74
                                                                 ------      ------     ------      ------      ------
   Total from Investment Operations..................              2.18        2.42        .72        (.03)        .78
                                                                 ------      ------     ------      ------      ------
   Distributions:

   Dividends from investment income--net..............             (.02)       (.05)      (.07)       (.04)       (.05)
Dividends from net realized gain on investments......             (1.40)       (.57)     (1.00)       (.61)       (.05)
                                                                 ------      ------     ------      ------      ------
   Total Distributions...............................             (1.42)       (.62)     (1.07)       (.65)       (.10)
                                                                 ------      ------     ------      ------      ------
   Net asset value, end of period....................            $10.01      $ 9.25     $ 7.45      $ 7.80      $ 8.48
                                                                 ------      ------     ------      ------      ------
                                                                 ------      ------     ------      ------      ------
TOTAL INVESTMENT RETURN..............................             25.70%      33.63%     11.81%       (.63%)     10.02%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of  expenses to average net assets..........              1.03%       1.11%      1.12%       1.17%       1.11%
   Ratio of net investment income
     to average net assets...........................               .22%        .36%       .93%        .52%        .48%
Portfolio Turnover Rate..............................             66.52%      92.08%    133.54%      71.70%      67.30%
   Average commission rate paid*.....................            $.0616        --         --          --          --
   Net Assets, end of period (000's Omitted).........          $677,084    $473,452   $368,833    $390,340    $526,335


--------------------------
* For fiscal years beginning June 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS




NOTE 1--Significant Accounting Policies:

     The Dreyfus Third Century Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares which are sold to the public without a sales charge.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At May 31, 1997, there were no outstanding borrowings under the Facility.

     The average daily amount of borrowings outstanding under a previous line of credit during the period ended May 31, 1997, was approximately $118,000, with a related weighted average annualized interest rate of 5.83%. The maximum amount borrowed at any time during the period ended May 31, 1997 was $15 million.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)



NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to the management agreement ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. There was no expense reimbursement for the period ended May 31, 1997.

     Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following rates:

      Average Net Assets
      ------------------
      0 to $400 million.......................................     .10 of 1%
      $400 to $500 million....................................     .15 of 1%
      $500 to $750 million....................................     .20 of 1%
      In excess of $750 million...............................     .25 of 1%

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $780,224 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $265,039 during the period ended May 31, 1997.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended May 31, 1997, $42,287 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997 amounted to $346,080,414 and $338,005,328, respectively.

     At May 31, 1997, accumulated net unrealized appreciation on investments was $170,434,669, consisting of $172,683,615 gross unrealized appreciation and $2,248,946 gross unrealized depreciation.

     At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors


Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of May 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
July 7, 1997

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)




     For Federal tax purposes the Fund hereby designates $.8800 per share as a long-term capital gain distribution of the $1.4150 per share paid on December 12, 1996.

     The Fund also designates 15.37% of the ordinary dividends paid during the fiscal year ended May 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.

The Dreyfus
Third Century Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
NCM Capital Management Group, Inc.
103 West Main Street
Durham, North Carolina 27705

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      035AR975